Exhibit 99.4

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF SEPTEMBER
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                                         CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

                                                                      Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 602-300-6257
                                         ---------------------------------------
                                ADDRESS: 1777 W. Camelback Rd, J109
                                         Phoenix, AZ 85015
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                         MONTH: SEPTEMBER 2001

                           RECEIPTS AND DISBURSEMENTS

                                                    BANK ACCOUNTS
                                       -----------------------------------------
Amounts reported should be                SUNRISE     SUNRISE PMTS
per the debtor's books,                  OPERATING      MADE BY
not per the bank statement             #052-978-7889   TESSERACT        TOTAL
                                       -------------  ------------   -----------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --                            --

RECEIPTS
  STUDENT FEES                                                                --
  CHARTER SCHOOL REVENUE                                                      --
  ACCOUNTS RECEIVABLE                                                         --
  LOANS AND ADVANCES                                                          --
  SALE OF ASSETS                                                              --
  TRANSFERS IN FROM OTHER ACCOUNTS      117,485.08      53,074.33     170,559.41
  OTHER (ATTACH LIST)                                                         --

       TOTAL RECEIPTS                   117,485.08      53,074.33     170,559.41

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS        117,485.08                    117,485.08
  CAPITAL IMPROVEMENTS                                                        --
  PRE-PETITION DEBT                                                           --
  TRANSFERS TO OTHER DIP ACCOUNTS                                             --
  PAYMENTS MADE FOR SUNRISE EDU                         53,074.33      53,074.33
  OTHER (ATTACH LIST)                                                         --

  REORGANIZATION EXPENSES:
    ATTORNEY FEES                                                             --
    ACCOUNTANT FEES                                                           --
    OTHER PROFESSIONAL FEES                                                   --
    U.S. TRUSTEE QUARTERLY FEE                                                --
    COURT COSTS                                                               --
       TOTAL DISBURSEMENTS              117,485.08      53,074.33     170,559.41
                                       -----------    -----------    -----------
ACCOUNT BALANCE -
END OF MONTH                                    --             --             --
                                       ===========    ===========    ===========

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
  TOTAL DISBURSEMENTS FROM ABOVE                                      170,559.41
    LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                 --
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                      ----------
  TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                 170,559.41
                                                                      ==========

                       SUNRISE EDUCATIONAL SERVICES, INC.
                             STATEMENT OF OPERATIONS
                     FOR THE MONTH ENDING SEPTEMBER 30, 2001

REVENUE
Tuition and Fees Revenue                                           $         --
Government Revenue                                                           --
Refunds/Returns                                                              --
                                                                   ------------

Total Revenue                                                                --
                                                                   ------------

OPERATIONAL COSTS
Taxes and Benefits                                                     1,322.37
Food Programs Expense                                                    283.12
Transportation Expenses                                                      --
Maintenance Expense                                                    5,375.54
Insurance Expense                                                            --
Security Services Expense                                                    --
Utilities Expense                                                            --
                                                                   ------------

Total Operational Costs                                                6,981.03
                                                                   ------------

GENERAL & ADMINISTRATIVE COSTS
Bank Charges/Processing Fees-A                                               --
Allocated Corporate Overhead                                          27,501.00
Other Expenses                                                         2,817.27
                                                                   ------------

Total General and Administrative Expenses                             30,318.27
                                                                   ------------

Gain (Loss) on Disposal of Assets                                            --
Interest Expense                                                             --
Other Income (Expense)                                                       --
                                                                   ------------

Net Interest and Other Income (Expense)                                      --
                                                                   ------------

Depreciation Expense                                                         --
                                                                   ------------

Total Depreciation and Amortization                                          --
                                                                   ------------

REORGANIZATION EXPENSES
Bankruptcy Fees                                                              --
Professional Fees Allocated                                           42,345.00
                                                                   ------------

Total Reorganization Expenses                                         42,345.00
                                                                   ------------

Net Income                                                         $ (79,644.30)
                                                                   ============

                       SUNRISE EDUCATIONAL SERVICES, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                          $          --
Accounts Receivable, net                                                      --
Prepaid Rent                                                                  --
Other Current Assets                                                    1,785.00
                                                                   -------------

Total Current Assets                                                    1,785.00

Due From Tesseract                                                  3,006,663.41
Property and Equipment, net                                             3,512.66
Deposits and Other Assets                                             116,372.11
                                                                   -------------

Total Assets                                                       $3,128,333.18
                                                                   =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities                                                           --
Accounts Payable                                                   $  (1,694.39)
Checks in Process of Collection                                       136,889.43
Payroll and Related Accruals                                          135,324.00
Deferred Revenue and Tuition Deposits                                         --
                                                                   -------------

Total Current Liabilities                                             270,519.04
                                                                   -------------

Pre-Petition Liabilities
Accounts Payable                                                      483,166.44
Other Current Liabilities                                             140,318.37
Long-Term Debt                                                          5,546.62
                                                                   -------------

Total Pre-Petition Liabilities                                        629,031.43
                                                                   -------------

Reserve for Closed Schools                                            143,661.34
Other Long-Term Obligations                                           274,439.09
                                                                   -------------

Total Long-Term Liabilities                                           418,100.43
                                                                   -------------

Total Liabilities                                                   1,317,650.90
                                                                   -------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                     933,361.98
Post Petition Retained Deficit                                        877,320.30
                                                                   -------------

Total Shareholders' Equity                                          1,810,682.28
                                                                   -------------

Total Liabilities and Shareholders' Equity                         $3,128,333.18
                                                                   =============

CASE NUMBER: B-00-10939-ECF-RTB                        STATUS OF ASSETS


                                                         0-30     31-60    60+
ACCOUNTS RECEIVABLE                           TOTAL      DAYS      DAYS   DAYS
-------------------                           -----      ----      ----   ----
TOTAL ACCOUNTS RECEIVABLE                       --        --        --     --
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                       --        --        --     --

                                 SCHEDULED                              CURRENT
FIXED ASSETS                      AMOUNT      ADDITIONS    DELETIONS    AMOUNT
------------                      ------      ---------    ---------    ------

REAL PROPERTY
BUILDING IMPROVEMENTS/PLANT     1,020,140       56,214     1,076,355         0
ACCUMULATED DEPRECIATION         (413,993)    (115,058)     (529,051)       (0)
NET BUILDINGS/PLANT               606,147      (58,844)      547,304        (0)

EQUIPMENT                         755,300       24,266       776,055     3,512
ACCUMULATED DEPRECIATION         (511,115)    (130,029)     (641,144)       (0)
NET EQUIPMENT                     244,186     (105,763)      134,911     3,512

AUTOS & VEHICLES                  953,839                    953,839         0
ACCUMULATED DEPRECIATION         (625,670)     (79,967)     (705,637)       (0)
NET AUTOS & VEHICLES              328,170      (79,967)      248,202         0

CASE NUMBER: B-00-10939-ECF-RTB                STATUS OF LIABILITIES
                                               AND SENSITIVE PAYMENTS

      POSTPETITION
    UNPAID OBLIGATIONS             TOTAL       0-30     31-60    61-90     91+
    ------------------             -----       ----     -----    -----     ---
ACCOUNTS PAYABLE                  (1,694)  (13,577)        --    7,312    4,571
TAXES PAYABLE                         --        --
ACCRUED PAYROLL AND BENEFITS     135,324   135,324
PREPAID TUITION                       --        --
SECURED DEBT                          --
OUTSTANDING A/P CHECKS           136,889   136,889
OTHER (ATTACH LIST)                   --

TOTAL POST-PETITION
     LIABILITIES                 270,519   258,636         --    7,312    4,571


PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                                          AMOUNT PD    TOTAL PD
NAME                               REASON FOR PAYMENT    THIS MONTH    TO DATE
----                               ------------------    ----------    -------
NONE

TOTAL PAYMENTS TO INSIDERS                                       --         --

                                  PROFESSIONALS

           DATE OF COURT                                                 TOTAL
         ORDER AUTHORIZING     AMOUNT        AMOUNT     TOTAL PAID      INCURRED
NAME          PAYMENT         APPROVED        PAID       TO DATE        & UNPAID
----          -------         --------        ----       -------        --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB                                CASE STATUS

QUESTIONNAIRE
                                                             YES           NO
                                                             ---           --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 0

INSURANCE

                    CARRIER AND    PERIOD     EXPIRATION    PAYMENT AMOUNT
TYPE OF POLICY     POLICY NUMBER   COVERED       DATE       & FREQUENCY
--------------     -------------   -------       ----       -----------

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?


LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

BEGINNING FUNDS AVAILABLE:                                        $2,719,380.58
                                                                  -------------

Cash In:   Telecheck                                              $          --
           Credit Card Deposit (Preschools)                                  --
           Regular Deposits (Preschools)                              16,664.30
           Other Deposit (Preschool)                                         --
                                                                  -------------
Daily Cash In:                                                    $   16,664.30
                                                                  =============

Cash Out:  Preschool A/P                                          $  117,485.08
           Preschool Payroll                                                 --
           Corporate A/P (allocated)                                  53,074.34
           Preschool NSF                                                 352.10
                                                                  -------------
Daily Cash Out:                                                   $  170,911.52
                                                                  =============

Net Cash In/Out:                                                  $ (154,247.22)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $2,565,133.36
                                                                  =============

                            SUNRISE PRESCHOOLS, INC.
                          VENDOR CHECK REGISTER REPORT
                              PAYABLES MANAGEMENT

CHECK NUMBER          VENDOR ID      VENDOR CHECK NAME                  CHECK DATE   CHECKBOOK ID   AUDIT TRAIL CODE       AMOUNT
------------          ---------      -----------------                  ----------   ------------   ----------------       ------
100013694             4DPROP000      4D PROPERTIES                        8/1/2001     OPERATING      PMCHK00000183      $11,483.79
[DELETE ABOVE LINE]
100013788             CROBAN000      CROWN BANK LEASING                   9/4/2001     OPERATING      PMCHK00000197         $550.66
100013789             CROBAN000      CROWN BANK LEASING                   9/4/2001     OPERATING      PMCHK00000197       $1,474.74
100013790             CROBAN000      CROWN BANK LEASING                   9/4/2001     OPERATING      PMCHK00000197       $1,280.49
100013791             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197         $731.26
100013792             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197         $910.12
100013793             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197       $6,574.71
100013794             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197         $919.71
100013795             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197         $989.70
100013796             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197         $849.55
100013797             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197         $806.63
100013798             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197       $1,103.66
100013799             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197       $1,701.85
100013800             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197         $969.13
100013801             GECAP0003      GE CAPITAL                           9/4/2001     OPERATING      PMCHK00000197       $1,012.05
100013802             BORG000-B      BORG HOLDINGS                        9/4/2001     OPERATING      PMCHK00000198      $77,158.43
100013803             IROMOU000      IRON MOUNTAIN                        9/5/2001     OPERATING      PMCHK00000199         $866.30
100013804             JON000001      JONES,EARL                           9/5/2001     OPERATING      PMCHK00000199      $13,828.09
100013805             STA000001      STAPLES                              9/5/2001     OPERATING      PMCHK00000199         $371.75
100013806             TOWOF0002      TOWN OF GILBERT - UTILITIES          9/5/2001     OPERATING      PMCHK00000199         $343.88
100013807             IROMOU000      IRON MOUNTAIN                       9/10/2001     OPERATING      PMCHK00000200         $778.44
100013808             IROMOU000      IRON MOUNTAIN                       9/10/2001     OPERATING      PMCHK00000200          $87.86
100013809             MARTRE000      MARICOPA COUNTY TREASURER           9/10/2001     OPERATING      PMCHK00000200         $531.87
100013810             MARTRE000      MARICOPA COUNTY TREASURER           9/10/2001     OPERATING      PMCHK00000200         $773.10
100013811             SUNPOR000      SUN PORTS INTL                      9/10/2001     OPERATING      PMCHK00000200         $365.93
100013812             NOPMIK000      MIKE NOPPENBERG                     9/18/2001     OPERATING      PMTRX00000232         $135.00
100013813             CREFUN000      CREATIVE FUNDING                    9/19/2001     OPERATING      PMCHK00000201       $1,957.63
100013815             LIVDIS000      LIVELY DISTRIBUTING DAIRY           9/26/2001     OPERATING      PMCHK00000202         $283.12
100013816             MARTRE000      MARICOPA COUNTY TREASURER           9/26/2001     OPERATING      PMCHK00000202          $17.40
100013817             WASMAN001      WASTE MANAGEMENT OF ARIZONA         9/26/2001     OPERATING      PMCHK00000202         $112.02
                                                                                                                        -----------
Total Checks: 29                                                                                Total Amount of Checks: $117,485.08
                                                                                                                        ===========